Note 16 - Income Tax (Tables)	12 Months Ended
Dec. 31, 2016
Table Text Block Supplement [Abstract]
Schedule of Deferred Tax Assets and Liabilities

Net deferred tax assets consist of the following components as of December 31:

	2016	2015
Deferred Tax Assets:
NOL Carryover	$ 893,600	$ 1,493,600
Depreciation	-	300
Payroll accrual	41,400	6,000
Deferred tax liabilities:
Less valuation allowance	(935,000)	(1,499,900)
Net deferred tax assets	$ -	$ -

Schedule of Effective Income Tax Rate Reconciliation

The income tax provision differs from the amount of income tax determined by applying the U.S. federal income tax rate to pretax income from continuing operations for the period ended December 31, due to the following:

	2016	2015
Book loss	$(1,890,600)	$(1,504,600)
Meals and entertainment	300	1,600
Depreciation	-	(300)
Other nondeductible expenses	1,543,700	77,900
Payroll accrual	35,500	6,000
Related-party accruals	-	(500)
Valuation allowance	311,100	1,419,900
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